UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02556

Name of Fund:  Merrill Lynch Ready Assets Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Ready Assets Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
Ready Assets Trust


Semi-Annual Report
June 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Ready Assets Trust
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Ready Assets Trust



Proxy Results


During the six-month period ended June 30, 2005, Merrill Lynch Ready Assets Trust's shareholders voted on the following proposals. Proposals 1, 2A, 2B and 4G were approved at a shareholders' meeting on January 31, 2005. With respect to Proposals 4C, 4D, 4E and 4F, the proposals were adjourned until June 3, 2005, at which time they were withdrawn. A description of the proposals and number of shares voted were as follows:

                                                                                Shares Voted        Shares Withheld
                                                                                    For               From Voting

1.  To elect the Trust's Board of Trustees:         Robert C. Doll, Jr.        4,110,554,942          224,224,745
                                                    Donald W. Burton           4,110,710,106          224,069,581
                                                    Laurie Simon Hodrick       4,110,953,138          223,826,549
                                                    John F. O'Brien            4,110,813,263          223,966,424
                                                    David H. Walsh             4,110,896,046          223,883,641
                                                    Fred G. Weiss              4,111,371,722          223,407,965


                                                                          Shares Voted     Shares Voted   Shares Voted
                                                                              For            Against        Abstain
2A. To approve changes to fundamental investment restriction
    on borrowing.                                                        3,830,448,347     327,223,604    177,107,736

2B. To approve changes to fundamental investment restriction
    on lending.                                                          3,828,120,695     327,415,918    179,243,074

4G. To approve an amendment to charter provisions regarding
    fund officers.                                                       3,998,621,854     219,282,801    166,285,226

4C. To approve a charter amendment to permit the Trust to terminate
    and wind up its affairs without a shareholder vote.                  2,518,414,695     196,497,813    103,269,702

4D. To approve an amendment to charter provisions regarding merger,
    consolidation or sale of assets.                                     2,559,604,978     154,816,360    103,760,873

4E. To approve an amendment to charter provisions regarding charter
    amendments.                                                          2,545,639,039     161,501,267    111,041,904

4F. To approve an amendment to charter provisions regarding
    investment advisory agreements.                                      2,560,177,724     150,415,556    107,588,931


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005



A Letter From the President


Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% - behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:


Total Returns as of June 30, 2005                                      6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             -0.81%        + 6.32%
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%        + 9.45%
International equities (MSCI Europe Australasia Far East Index)         -1.17%        +13.65%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%        + 6.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%        + 8.24%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%        +10.10%

Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005



A Discussion With Your Fund's Portfolio Manager


As short-term interest rates continued to rise, we maintained an ample exposure to floating rate securities, which allowed us to protect the Trust's underlying value while maintaining a more neutral duration.


How did the Trust perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Merrill Lynch Ready Assets Trust paid shareholders a net annualized dividend of 2.11%. At June 30, 2005, the Trust had a seven-day yield of 2.53%.

The Trust's average portfolio maturity at June 30, 2005 was 60 days, compared to 52 days at December 31, 2004. The Trust's average maturity during the six-month period ranged from a low of 44 days to a high of 60 days.

For the most part, the economy remained on solid footing throughout the past six months. Gross domestic product (GDP) expanded at an annualized rate of 4.4% for all of 2004, and 3.8% in the first quarter of 2005. Expectations for second quarter GDP growth, while somewhat weaker, remain healthy.

Throughout the period, the Federal Reserve Board (the Fed) continued to target a more "neutral" federal funds rate to combat inflation expectations. The Fed increased the federal funds rate 100 basis points (1%) in four separate moves during the six-month period, bringing the target short-term interest rate to 3.25% at period-end. The Fed maintained its commitment to a measured monetary tightening program even in the face of rising oil prices, which many feared could increase inflationary pressures and threaten economic growth forecasts at certain points throughout the period. Nevertheless, the oil price shocks were largely absorbed by the markets.

As short-term interest rates rose in accordance with the Fed interest rate hikes, long-term interest rates declined, producing what Fed Chairman Alan Greenspan in February described as a "conundrum." The result was a considerable flattening of the yield curve, with the two-year Treasury yield increasing 58 basis points while the 10-year Treasury yield declined 30 basis points during the past six months. At period-end, the spread between the two-year and the 10-year Treasury yield was just 28 basis points.

Issuance of Treasury securities continued to increase, largely to fund the significant twin deficits. Notably, the heavy supply continued to be absorbed by foreign interest in holding U.S. assets. The Treasury has remained prudent in its issuance of bills by adjusting the size of the weekly four-week bill as a cash management tool. In addition, the government's increased collection of both corporate and individual payroll taxes - coincident with improving employment - has helped offset the need for additional supply in the short end.


How did you manage the portfolio during the period?

In an effort to promote market stability, the Fed made a concerted effort to increase the transparency of future monetary policy changes, sending fairly clear signals as to its intentions. Thus, the bond market had time to anticipate the period of higher short-term interest rates. Ultimately, the two-year Treasury yield increased from 3.08% at the end of December 2004 to 3.66% at period-end.

During the period, we focused largely on floating rate securities (at approximately 55% of portfolio assets). Because their coupons continuously reset, floating rate securities provide significant protection in a rising interest rate environment. We were then able to maintain a more neutral duration, when typically such a scenario might call for a slightly short duration posture. With the remainder of the portfolio, we generally focused on the six-month and nine-month areas of the yield curve - sectors we believed were priced correctly given our view that we would likely see 25 basis point interest rate hikes at every Federal Open Market Committee meeting through the second quarter of 2005. For much of the period, we were reluctant to venture much further out on the curve, as we saw little value from a risk/reward standpoint. As the six-month period progressed, however, our investment of choice shifted to longer money market securities (six months - 13 months) as the yield curve in this sector became very steep.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005



How would you characterize the Trust's position at the close of the period?

We continue to target an average portfolio duration in the 60-day range, reflecting our cautiously constructive view that there are sectors of the yield curve that represent value. Although the federal funds rate is likely to increase further over the near term, we believe that monetary policy decisions in the third and fourth quarters will become more dependent on the economic data releases. Several factors appear to be threatening the consumer, and could ultimately threaten sustainable economic growth: higher interest rates may curtail the wealth effect generated by housing prices and mortgage refinancing; job creation has not proved consistent enough to support wage growth; and oil prices, while possibly inflationary, seem to pose a greater risk in reducing discretionary spending.

While our strategy had called for significant exposure to variable rate notes, the continued tightening of credit spreads throughout the period has served to make that asset class less attractive. As an alternative, our efforts have shifted into short-dated commercial paper as we await better buying opportunities. We find value in the six-month, nine-month and 12-month sectors, as they are fairly priced, in our view, and provide extremely attractive yields given the relative steepness of the curve in the front end. We believe the federal funds target will be in the 3.5% - 4% range by year-end, and we may shift our bias to be slightly longer should forward rates price in anything more aggressive.

The Trust's portfolio composition, as a percent of net assets, at the end of June and as of our last report to shareholders is detailed below:


                                                   6/30/2005      12/31/2004

Certificates of Deposit                               0.6%           0.6%
Certificates of Deposit--European                     6.5            2.9
Certificates of Deposit--Yankee*                      6.9            5.2
Commercial Paper                                     28.3           20.1
Corporate Notes                                      19.2           19.1
Funding Agreements                                    4.2            4.1
Repurchase Agreements                                 1.9            3.2
U.S. Government Agency &
  Instrumentality Obligations--
  Discount                                             --            3.8
U.S. Government Agency &
  Instrumentality Obligations--
  Non-Discount                                       32.4           40.8
Other Assets Less Liabilities                         --**           0.2
                                                    ------         ------
Total                                               100.0%         100.0%
                                                    ======         ======

 * U.S. branches of foreign banks.

** Amount is less than 0.1%.


Donaldo S. Benito
Vice President and Portfolio Manager

July 12, 2005



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Trust expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                          Beginning            Ending       During the Period*
                                                        Account Value      Account Value    January 1, 2005 to
                                                          January 1,          June 30,           June 30,
                                                             2005               2005               2005
Actual

ML Ready Assets Trust                                       $1,000           $1,010.30            $3.20

Hypothetical (5% annual return before expenses)**

ML Ready Assets Trust                                       $1,000           $1,021.33            $3.22

 * Expenses are equal to the Trust's annualized expense ratio of .65% multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005


Schedule of Investments                                                            (In Thousands)
                                     Face            Interest             Maturity
Issue                              Amount             Rate*                 Date            Value
Certificates of Deposit--0.6%

Citibank, NA                    $  25,000              3.355 %           9/16/2005     $   24,994

Total Certificates of Deposit
(Cost--$25,000)                                                                            24,994


Certificates of Deposit--European--6.5%

BNP Paribas,                       50,000              3.025             8/22/2005         49,975
London

Barclays Bank Plc,                 50,000              2.95              8/15/2005         49,978
London

Calyon, London                     50,000              3.585            12/28/2005         49,980
                                   25,000              3.60              4/10/2006         24,960

Societe Generale,                  70,000              2.915             8/09/2005         69,972
London                             25,000              3.44             11/16/2005         24,983

Total Certificates of Deposit--European
(Cost--$270,001)                                                                          269,848


Certificates of Deposit--Yankee--6.9%

BNP Paribas, NY                    50,000              2.925             8/08/2005         49,982

Canadian Imperial                  56,000              3.28(a)           7/14/2006         56,000
Bank of Commerce,
NY

HBOS Treasury                      10,000              3.15              1/18/2006          9,968
Services Plc, NY                   25,000              3.845             6/30/2006         25,005

Royal Bank of                      49,000              3.27(a)           9/08/2005         48,994
Canada, NY

Swedbank, NY                       40,000              3.425             3/27/2006         40,000

Toronto-Dominion                   25,000              3.75              6/21/2006         24,981
Bank, NY                           30,000              3.795             7/28/2006         29,988

Total Certificates of Deposit--Yankee
(Cost--$284,996)                                                                          284,918


Commercial Paper--28.3%

ANZ (Delaware)                     13,500              3.015             7/07/2005         13,493
Inc.

Amstel Funding                     30,000              3.10              7/25/2005         29,937
Corp.

Amsterdam                          24,930              3.10              7/14/2005         24,902
Funding Corp.                      25,000              3.22              7/21/2005         24,955

Barclays U.S.                      30,000              3.36              9/21/2005         29,765
Funding Corp.

Beta Finance Inc.                  21,000              3.06              7/15/2005         20,975
                                   50,000              3.07              7/25/2005         49,895

Blue Ridge Asset                   30,000              3.10              7/13/2005         29,969
Funding Corp.                      35,000              3.10              7/20/2005         34,942

CC (USA) Inc.                      19,000              3.04              7/11/2005         18,984
(Centauri)                         37,000              3.10              7/25/2005         36,923

Chariot Funding                    50,000              3.05              7/15/2005         49,939
LLC                                 8,575              3.32              9/15/2005          8,513

DNB NOR                            25,000              3.28             10/26/2005         24,716
Bank ASA

Danske Corp.                       25,000              3.51             12/30/2005         24,541
Bank A/S



                                     Face            Interest             Maturity
Issue                              Amount             Rate*                 Date            Value
Commercial Paper (concluded)

Dorada Finance                  $  34,000              3.08  %           7/25/2005     $   33,929
Inc.                               16,000              3.10              7/26/2005         15,965

General Electric                   25,000              3.08              9/07/2005         24,839
Capital Corp.

Grampian                           50,000              3.06              7/18/2005         49,927
Funding Ltd.

HBOS Treasury                      50,000              3.305            11/07/2005         49,369
Services Plc

IXIS Commercial                    20,000              3.32              9/12/2005         19,861
Paper Corp.

Jupiter                            15,229              3.09              7/08/2005         15,220
Securitization                     15,000              3.11              7/12/2005         14,986
Corp.                               7,594              3.32              9/15/2005          7,539

Morgan Stanley                     50,000              3.508(a)         12/06/2005         50,000
                                   30,000              3.508(a)         12/19/2005         30,000
                                   18,500              3.518(a)          2/21/2006         18,500
                                   21,000              3.518(a)          3/03/2006         21,000
                                   11,500              3.518(a)          3/07/2006         11,500

Newport                            25,000              3.03              7/07/2005         24,987
Funding Corp.                      40,000              3.18              8/18/2005         39,825

Nordea                             13,798              3.03              7/06/2005         13,792
North America,                     45,000              2.98              8/22/2005         44,785
Inc.                               28,000              3.25              9/28/2005         27,762

Ranger Funding                     25,000              3.16              7/19/2005         24,961
Co. LLC

Santander Central                  46,000              3.25              9/20/2005         45,645
Hispano Finance                    29,000              3.26              9/30/2005         28,747
(Delaware), Inc.

Skandinaviska                      20,000              3.18              9/16/2005         19,853
Ensklida Banken AB                 50,000              3.27(a)           1/23/2006         50,000

Variable Funding                   10,000              3.10              7/12/2005          9,991
Capital Corp.

White Pine Corp.                    6,653              3.05              7/13/2005          6,646
                                   12,579              3.33              9/13/2005         12,490
                                   10,347              3.26              9/26/2005         10,261

Windmill Funding                   15,000              3.12              7/19/2005         14,976
Corp.                              20,000              3.15              7/21/2005         19,965

Total Commercial Paper
(Cost--$1,179,971)                                                                      1,179,770


Corporate Notes--19.2%

ASIF Global                        15,000              3.29(a)           7/21/2006         15,000
Financing

American Honda                     10,000              3.22(a)           7/22/2005         10,001
Finance Corp.                      25,000              3.16(a)           8/04/2005         25,000
                                   34,000              3.338(a)          8/15/2005         34,004
                                    9,000              3.195(a)          1/20/2006          9,004
                                   16,000              3.334(a)          2/21/2006         16,008

Beta Finance Inc.                  49,000              3.168(a)          9/12/2005         49,001

Blue Heron IX                      21,000              3.344(a)          2/22/2006         21,000
Class A

CC (USA) Inc.                      25,000              3.75              4/21/2006         25,000
(Centauri)                         26,000              3.068(a)          5/12/2006         25,999



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005


Schedule of Investments (continued)                                                (In Thousands)
                                     Face            Interest             Maturity
Issue                              Amount             Rate*                 Date            Value
Corporate Notes (concluded)

General Electric                $  50,000              3.34(a) %         7/16/2006     $   50,000
Capital Corp.

Goldman Sachs                      51,700              3.21(a)           7/14/2006         51,700
Group, Inc.

HSBC Finance, Inc.                 27,000              3.28(a)          10/28/2005         26,999
                                   39,000              3.29(a)           7/21/2006         39,000

MetLife Global                     16,500              3.14(a)           7/06/2006         16,500
Funding I                          11,500              3.26(a)           7/14/2006         11,500

Morgan Stanley                     20,000              3.34(a)           8/15/2005         20,000

Nationwide                         13,000              3.508(a)          7/28/2006         13,000
Building Society

Northern Rock Plc                  21,500              3.41(a)           7/07/2006         21,502

Permanent                          30,000              3.15(a)           3/10/2006         30,000
Financing Plc                      30,000              3.24(a)           5/08/2006         30,000

Pfizer Inc.                        25,600              3.15(a)          11/04/2005         25,596

Procter &                          33,500              3.34(a)           7/10/2006         33,500
Gamble Co.

Sigma Finance                      24,500              3.21(a)           8/17/2005         24,500
Inc.                              102,000              3.07(a)           3/21/2006        101,993
                                   48,000              3.07(a)           5/19/2006         47,998

Stanfield Victoria                 15,300              3.07(a)           5/15/2006         15,298
Finance Ltd.

Westpac Banking                    11,000              3.40(a)           7/11/2006         11,001
Corp.

Total Corporate Notes (Cost--$800,105)                                                    800,104


Funding Agreements--4.2%

Jackson National                   86,000              3.191(a)          5/01/2006         86,000
Life Insurance
Co. (b)

Metropolitan Life                  20,000              3.211(a)          4/03/2006         20,000
Insurance Co. (b)

Monumental Life                    20,000              3.256(a)          2/15/2006         20,000
Insurance Co. (b)

New York Life                      20,000              3.44(a)          10/19/2005         20,000
Insurance Co. (b)                  30,000              3.40(a)           5/26/2006         30,000

Total Funding Agreements (Cost--$176,000)                                                 176,000



                                     Face            Interest             Maturity
Issue                              Amount             Rate*                 Date            Value
U.S. Government Agency & Instrumentality
Obligations--Non-Discount--32.4%

Fannie Mae                      $  17,900              1.45   %          7/08/2005     $   17,895
                                   12,000              7.00              7/15/2005         12,017
                                  122,500              3.235(a)          7/29/2005        122,499
                                  133,000              3.14(a)           8/17/2005        132,995
                                   98,000              3.208(a)          8/29/2005         97,992
                                   11,100              2.10             10/21/2005         11,054
                                   12,000              2.25              2/17/2006         11,891
                                    6,410              1.80              4/20/2006          6,311
                                    8,550              2.55              6/01/2006          8,437
                                    7,200              1.98              6/26/2006          7,074
                                   10,000              3.00              9/20/2006          9,905

Federal Farm                      112,500              3.065(a)          7/05/2005        112,500
Credit Banks                       11,100              3.07(a)          12/05/2005         11,100
                                   19,000              3.19(a)           2/21/2006         18,998
                                   22,000              3.18(a)           5/19/2006         21,996
                                    9,500              2.15              7/21/2006          9,340
                                   25,000              3.05(a)           8/16/2006         24,996
                                   74,000              3.04(a)          12/22/2006         73,989
                                   13,000              3.21(a)           2/20/2008         12,997

Federal Home                       37,000              3.025(a)          7/15/2005         37,000
Loan Bank System                   77,000              3.224(a)          7/26/2005         76,999
                                   11,000              1.75              8/15/2005         10,978
                                   47,500              1.50              8/26/2005         47,363
                                   49,000              3.265(a)          9/12/2005         48,992
                                   48,000              3.136(a)          9/16/2005         47,997
                                   12,935              2.40              5/03/2006         12,790
                                   50,000              3.115(a)          5/10/2006         49,988
                                   25,000              3.15(a)           5/19/2006         24,995
                                   37,000              3.21(a)           6/01/2006         36,985
                                    5,000              2.25              6/23/2006          4,926
                                  100,000              3.16(a)           8/21/2006         99,932
                                   15,000              3.25             11/29/2006         14,882
                                    7,000              3.75(a)          11/30/2006          6,979
                                   12,500              3.45              1/10/2007         12,431
                                   10,000              4.00              6/13/2007         10,007

Freddie Mac                         9,000              2.41             11/04/2005          8,967
                                   12,000              2.30             11/17/2005         11,937
                                   12,000              2.35             12/09/2005         11,935
                                   15,000              2.208            12/30/2005         14,889
                                   15,000              2.15              1/30/2006         14,866
                                    7,500              2.15              2/17/2006          7,427
                                   12,500              3.82(a)           7/14/2006         12,473

Total U.S. Government Agency &
Instrumentality Obligations--
Non-Discount--(Cost--$1,351,276)                                                        1,349,724



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005


Schedule of Investments (concluded)                                                (In Thousands)

Face
Amount                                       Issue                                          Value
Repurchase Agreements--1.9%

$ 77,555     UBS Warburg Corp. LLC, purchased on 6/30/2005 to yield 3.40% to
             7/01/2005, repurchase price $77,562,325, collateralized by Fannie Mae,
             3.875% due 7/15/2008 and RFCO Strips, 0% due 1/15/2014                    $   77,555

Total Repurchase Agreements (Cost--$77,555)                                                77,555

Total Investments (Cost--$4,164,904**)--100.0%                                          4,162,913
Other Assets Less Liabilities--0.0%                                                         1,132
                                                                                       ----------
Net Assets--100.0%                                                                     $4,164,045
                                                                                       ==========

  * Commercial Paper and certain U.S. Government Agency & Instrumentality Obligations are
    traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30, 2005.

 ** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

    Aggregate cost                                  $     4,164,923
                                                    ===============
    Gross unrealized appreciation                   $            42
    Gross unrealized depreciation                           (2,052)
                                                    ---------------
    Net unrealized depreciation                     $       (2,010)
                                                    ===============

(a) Floating rate notes.

(b) Restricted securities as to resale, representing 4.2% of net assets, were as follows:

                                                                                    (in Thousands)

                                                               Acquisition
    Issue                                                          Date         Cost         Value
    Jackson National Life Insurance Co., 3.191% due 5/01/2006    5/2/2005   $  86,000    $  86,000
    Metropolitan Life Insurance Co., 3.211% due 4/03/2006        4/1/2005      20,000       20,000
    Monumental Life Insurance Co., 3.256% due 2/15/2006         2/17/2005      20,000       20,000
    New York Life Insurance Co.:
        3.44% due 10/19/2005                                    5/27/2005      20,000       20,000
        3.40% due 5/26/2006                                     10/20/2004     30,000       30,000
                                                                            ---------    ---------
    Total                                                                   $ 176,000    $ 176,000
                                                                            =========    =========

    See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005


Statement of Assets and Liabilities

As of June 30, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$4,164,904,196)                     $ 4,162,913,111
           Receivables:
               Beneficial interest sold                                                        $    15,921,986
               Interest                                                                             10,253,237         26,175,223
                                                                                               ---------------
           Prepaid expenses and other assets                                                                               98,276
                                                                                                                  ---------------
           Total assets                                                                                             4,189,186,610
                                                                                                                  ---------------

Liabilities

           Payables:
               Beneficial interest redeemed                                                         21,987,193
               Distributor                                                                           1,075,107
               Investment adviser                                                                    1,071,676
               Other affiliates                                                                        478,343
               Custodian bank                                                                          213,026         24,825,345
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                         316,319
                                                                                                                  ---------------
           Total liabilities                                                                                           25,141,664
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $ 4,164,044,946
                                                                                                                  ===============

Net Assets Consist of

           Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                   $   416,603,603
           Paid-in capital in excess of par                                                                         3,749,432,428
           Unrealized depreciation--net                                                                               (1,991,085)
                                                                                                                  ---------------
           Net Assets--Equivalent to $1.00 per share based on 4,166,036,030 shares of beneficial
           interest outstanding                                                                                   $ 4,164,044,946
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005


Statement of Operations

For the Six Months Ended June 30, 2005
Investment Income

           Interest and amortization of premium and discount earned                                               $    57,201,498

Expenses

           Investment advisory fees                                                            $     7,816,053
           Transfer agent fees                                                                       2,665,379
           Distribution fees                                                                         2,483,977
           Accounting services                                                                         283,296
           Printing and shareholder reports                                                             98,659
           Custodian fees                                                                               53,618
           Professional fees                                                                            50,943
           Registration fees                                                                            44,099
           Trustees' fees and expenses                                                                  42,669
           Pricing services                                                                              7,908
           Other                                                                                        32,969
                                                                                               ---------------
           Total expenses                                                                                              13,579,570
                                                                                                                  ---------------
           Investment income--net                                                                                      43,621,928
                                                                                                                  ---------------

Unrealized Gain--Net

           Change in unrealized depreciation on investments--net                                                          603,709
                                                                                                                  ---------------
           Total unrealized gain--net                                                                                     603,709
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    44,225,637
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005


Statements of Changes in Net Assets
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                   June 30,         December 31,
Increase (Decrease) in Net Assets:                                                                   2005               2004
Operations

           Investment income--net                                                              $    43,621,928    $    37,420,584
           Realized gain--net                                                                               --            119,785
           Change in unrealized depreciation--net                                                      603,709        (3,573,903)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     44,225,637         33,966,466
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

           Investment income--net                                                                 (43,621,928)       (37,420,584)
           Realized gain--net                                                                               --          (119,785)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends and distributions to
           shareholders                                                                           (43,621,928)       (37,540,369)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

           Net proceeds from sale of shares                                                      2,941,024,434      6,280,350,275
           Value of shares issued to shareholders in reinvestment of dividends and
           distributions                                                                            43,622,018         37,533,122
                                                                                               ---------------    ---------------
                                                                                                 2,984,646,452      6,317,883,397
           Cost of shares redeemed                                                             (3,106,789,585)    (6,739,428,612)
                                                                                               ---------------    ---------------
           Net decrease in net assets derived from beneficial interest transactions              (122,143,133)      (421,545,215)
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                          (121,539,424)      (425,119,118)
           Beginning of period                                                                   4,285,584,370      4,710,703,488
                                                                                               ---------------    ---------------
           End of period                                                                       $ 4,164,044,946    $ 4,285,584,370
                                                                                               ===============    ===============

           See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005


Financial Highlights
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived            June 30,            For the Year Ended December 31,
from information provided in the financial statements.                 2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
                                                                  ----------    ----------   ----------   ----------   ----------
               Investment income--net                                  .0102         .0082        .0068        .0139        .0381
               Realized and unrealized gain (loss)--net                .0001       (.0008)      (.0006)      (.0005)        .0015
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                            .0103         .0074        .0062        .0134        .0396
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                (.0102)       (.0082)      (.0068)      (.0139)      (.0381)
               Realized gain--net                                         --          --++      (.0001)      (.0001)      (.0002)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                         (.0102)       (.0082)      (.0069)      (.0140)      (.0383)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
                                                                  ==========    ==========   ==========   ==========   ==========
           Total Investment Return                                  1.03%+++          .83%         .67%        1.40%        3.81%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    .65%*          .64%         .63%         .62%         .63%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income and realized gain--net                   2.08%*          .81%         .69%        1.40%        3.82%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $4,164,045    $4,285,584   $4,710,703   $5,336,209   $6,003,955
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ++ Amount is less than $(.0001) per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Ready Assets Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements--The Trust may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Trust may be delayed or limited.

(c) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Trust declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax) in additional shares of beneficial interest at net asset value. Dividends are declared from net investment income and distributions from net realized gain or loss on investments.

(g) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Trust typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005



Notes to Financial Statements (concluded)


(h) Custodian bank--The Trust recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM provides the Trust with investment management, research, statistical and advisory services, and pays certain other expenses of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following annual rates:


Portion of average daily value of net assets:                          Rate

Not exceeding $500 million                                            .500%
In excess of $500 million but not exceeding $1 billion                .400%
In excess of $1 billion but not exceeding $5 billion                  .350%
In excess of $5 billion but not exceeding $10 billion                 .325%
In excess of $10 billion but not exceeding $15 billion                .300%
In excess of $15 billion but not exceeding $20 billion                .275%
In excess of $20 billion                                              .250%


The Trust has adopted a Shareholder Servicing Plan and Agreement in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S"), an affiliate of MLIM, receives a fee each month from the Trust at the annual rate of .125% of average daily net assets of the accounts of Trust shareholders who maintain their Trust accounts through MLPF&S. This fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for providing direct personal services to shareholders. The fee is not compensation for administrative services.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

For the six months ended June 30, 2005, the Trust reimbursed MLIM $44,389 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, FDS, PSI, FAMD, ML & Co., and/or MLIM, LLC.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Trust and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Trust's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Trust by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Trust by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Trust's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Trust as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Trust;
(c) a discussion by the Trust's portfolio management team of investment strategies used by the Trust during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of fund shares, services related to the valuation and pricing of fund portfolio holdings, allocation of fund brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust.


Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's Investment Advisory Agreement in May 2005, the independent trustees' and Board's review included the following:



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005



Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Trust. The Board focused primarily on the Investment Adviser's investment advisory services and the Trust's investment performance, having concluded that the other services provided to the Trust by the Investment Adviser were satisfactory. The Board compared Trust performance - both including and excluding the effects of the Trust's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Trust's performance after fees and expenses ranked in the second quintile for the one-, three-, and five-year periods ended March 31, 2005. Considering these factors, the Board concluded that the Trust's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Trust's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Trust's portfolio manager. The Board also considered the experience of the Trust's portfolio management team and noted that Donaldo Benito has more than 20 years experience in portfolio management. The Board noted that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Trust. The Board concluded that the Trust benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Trust's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Trust. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Trust, but believed that less extensive services were being provided to such clients. The Trust's contractual and actual management fee rates were both less than the median fees charged by comparable funds. The Board has concluded that the Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Trust by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Trust and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in these economies of scale. While there was no evidence to date that the Trust's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.


Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005



Officers and Trustees


Robert C. Doll, Jr., President and Trustee
Donald W. Burton, Trustee
Laurie Simon Hodrick, Trustee
John Francis O'Brien, Trustee
David H. Walsh, Trustee
Fred G. Weiss, Trustee
Donald C. Burke, Vice President and Treasurer
Donaldo S. Benito, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005


Availability of Quarterly Schedule of Investments


The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Trust offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH READY ASSETS TRUST                                  JUNE 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Ready Assets Trust


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Ready Assets Trust


Date: August 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Ready Assets Trust


Date: August 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Ready Assets Trust


Date: August 19, 2005